Business Combination - Acquisition of Coretherapix	12 Months Ended
Dec. 31, 2017
Business Combination - Acquisition of Coretherapix
Business Combination - Acquisition of Coretherapix

4. Business Combination - Acquisition of Coretherapix

On July 31, 2015, the Group acquired 100% of the issued share capital of Coretherapix as well as certain Coretherapix receivables with a nominal value of 3.3 million euros from its sole shareholder, Genetrix, SL

Coretherapix is a Spanish privately-owned early-stage pharmaceutical company engaged in the development of myocardial regeneration therapies for the prevention of the effects of cardiovascular disease during the acute and chronic stages of the acute myocardial infarction and congestive heart failure.

The BoD believed that the acquisition of Coretherapix allowed TiGenix to expand its clinical programs and broadened the potential of both platforms of allogeneic cell therapy products, which significantly helps TiGenix towards its goal of leading the cell therapy space in the world. TiGenix expands its pipeline of clinical stage assets, enters the cardiovascular indications and gets access to a new platform of allogeneic stem cells of different origin, which significantly strengthens its competitive position in the cell therapy sector.

All of the shares of Coretherapix and part of the receivables Genetrix had with Coretherapix on July 31, 2015 were contributed in return for the issuance of 7.7 million of ordinary shares of TiGenix (6.1 million euros, being the market value of TiGenix shares as listed on Euronext on that date). Part of the receivables Genetrix had with Coretherapix on July 31, 2015 (for a nominal value of 1.2 million euros) were transferred and assigned by Genetrix to TiGenix. Pursuant to the terms of the Contribution Agreement, TiGenix made a cash payment of 1.2 million euros.

The following table summarizes the fair values of the assets acquired and liabilities assumed on July 31, 2015 (in thousands of euros):

In process research and development	17,374
Accounts receivable (received from Genetrix)	3,306
Other net asset acquired:
Other intangible assets	277
Property, plant and equipment	109
Other current assets	1,310
Cash	3
Financial Loans	(3,870)
Trade & other payables	(635)

Total Net Asset Acquired	17,874

Total Consideration	18,591

Goodwill on acquisition	717

Total consideration of the business combination is broken down as follows (in thousand of euros):

Cash consideration payable	1,154
Issuance of ordinary shares of TiGenix, N.V. according to the Contribution Agreement	6,093
Estimated fair value of contingent consideration	11,344

Total Purchase Price	18,591

The value of the 7.7 million of ordinary shares issued as part of the consideration paid for 100% of Coretherapix shares and certain receivables from Genetrix was based on a share price of 0.79 euro, the Company’s share price at the date of the acquisition.

Other current assets in the net asset acquired (1.3 million euros) mainly consist of contribution to be received from the European Union and the National Cardiovascular Research Centre Foundation (CNIC) to implement the ‘Cardio Repair European Multidisciplinary Initiative (CARE - MI)’ project for EUR 0.6 million and pending amounts to be received from Spanish Tax authorities amounting EUR 0.5 million in relation to investments in R&D activities during 2013 and 2014.

Under the terms of the Contribution Agreement, assuming successful development of the lead product AlloCSC01, as per the initial agreement Genetrix could receive up to 15 million euros in new ordinary shares depending on the results of the ongoing clinical trial (after the results of the clinical trial in March 2017, this amount has been reduced to 5 million euros in new ordinary shares). Based on and subject to future sales milestones, Genetrix would be entitled to receive in addition up to 245 million euros plus certain percentages of the direct net sales of the first product, or certain percentages of any third-party royalties and sales milestones for the first product.

Sales milestones would start when annual net sales reached 150 million euros and the last one would be payable once annual net sales were above 750 million euros. Also, Genetrix would receive a 25 million euros milestone payment per additional product reaching the market.

Under the acquisition method, acquisition-related transaction costs (e.g. advisory, legal, valuation and other professional fees) are not included as consideration transferred but are accounted for as expenses in the periods in which the costs are incurred. Total acquisition-related transaction costs amounted to 0.3 million euros in 2015.

The fair value of the contingent deferred elements of the purchase price of EUR 11.3 million was computed as the sum of the probability weighted values of the fair values of the purchase prices associated with each of the nine product development routes.

Management modelled these routes as a succession of decision points at which the Company decides to pursue internal development or licensing at different times, and in different circumstances such as whether the product enters into a pivotal trial or otherwise. In addition to the license/not to license decision, the decision tree was subject to results of the ongoing phase I/IIa trial. Two different options were considered: i) a fast development process under which the current Phase I/IIa phase ends at year-end (YE) 2017 with a significant success and is followed by a three-year Phase II Pivotal trial that ends at YE 2020 and a two-year market approval process that ends at YE 2022, with commercialisation commencing in 2023 and ii) slow development process in which the current Phase I/IIa phase ends at YE 2017 and is followed by a three-year Phase IIb trial that ends at YE 2020, a three-year Phase III trial that ends at YE 2023 and a two-year market approval process that ends at YE 2025, commercialisation commences in 2026. In March 2017 TiGenix announced Top-Line Phase I/II results of AlloCSC-01 clinical trial. These preliminary results increase the possibilities of a slow development process and reduce the probabilities of a fast development process option.

The fair value of each route was in turn computed as the sum of the survival probability discounted present values of the contingent payments in each such route including the Milestone and Commercialisation Payments.

Significant unobservable valuation inputs considered in the model were the market penetration, the price of the product and the discount rate (15%). For the market penetration, we evaluated a range of 20%-40% of the reperfused AMI patients with large infarcts treatable with cell therapy and falling within the indication. The price was yet unknown since there were no products out there, and based on our research we used figures in the range of 8 to 16 thousand euros. This range could only be a very rough estimation given the early stage of development of the project.

Factors ultimately affecting the price include:

•	the product’s final efficacy and safety profile;

•	the definition of the final clinical indication that is approved; and

•	the evolution of several factors that may influence the willingness to pay of the health systems.

The final efficacy and safety profile will be a result of the clinical trial results in the chosen indication. Currently we have completed a Phase IIa focused on safety and a better approximation will only be available after a subsequent efficacy trial.

The final indication itself will depend on the ability to focus the clinical trials on populations representing a high-unmet clinical need for which clinical benefit is demonstrable in the aforementioned efficacy trials.

Finally, the willingness to pay will be affected first by budget impact considerations driven by the evolution of target population epidemiology (affected by factors such as the impact of non-smoking regulations, diet habits, improved primary and secondary prevention and new standards of care) and secondly by regulatory and economic drivers (e.g. different health technology assessment requirements, public funding availability etc).

Significant increase (decrease) in the market penetration and price of the product would result in higher (lower) fair value of the contingent consideration liability, while significant increase (decrease) in the discount rate would result in lower (higher) fair value of the liability.

As at December 31, 2015, 2016 and 2017, a reconciliation of fair value measurement of the contingent consideration liability is provided below (in thousand of euros):

As at July 31, 2015	—
Liability arising on business combination	11,344
Fair value changes recognized in profit or loss (Financial expenses)	685

As at December 31, 2015	12,029
Fair value changes recognized in profit or loss (Operating expenses)	829
As at December 31, 2016	12,858
Milestone payment in TiGenix shares	(5,000)
Fair value changes recognized in profit or loss (Operating expenses)	550
As at December 31, 2017 (pre-impaired value)	8,408

At year-end 2015, the change in the fair value of the contingent consideration was solely driven by the time value of money and therefore presented in Fair value changes recognized in profit or loss (Financial expenses).

At year-end 2016, management reassessed the fair value of the contingent consideration by updating the underlying assumptions such as increasing the probabilities of the slow track route and updating the milestone payments. Unlike the change in fair value as at December 31, 2015 which was solely driven by the time value of money and therefore presented in the financial result, we considered that the main triggers for the change in fair value of the contingent consideration for the year 2016 were due to the new information on the development process of AlloCSC001. As a result, these fair value changes (0.8 million euros) were presented as research and development expenses.

At year-end 2017 and 2016, management reassessed the fair value of the contingent consideration, including the changes in assumptions regarding the future inflows/(outflows) and the unwind of the discount to reflect the time value of money, and therefore presented in Fair value changes recognized in profit or loss (Operating expenses). The 2015 fair value change presentation was not revised as management deemed the revision immaterial for 2015.

Significant unobservable valuation inputs when updating fair value at year end 2016 were discount rate, market penetration and price of the product. These are those to which the fair value of the liability is most sensitive. The potential effect of changes in these inputs were the following: i) discount rate (10% increase/decrease would have an impact of -0.8/1.0 million euros); ii) market penetration (10% increase/decrease would have an impact of 1.1/-0.4 million euros); iii) price of the product (10% increase/decrease would have an impact of 1.1/-0.4 million euros).

In accordance with IFRS standards, TiGenix allocated the purchase price, and calculated the fair values of the assets acquired and liabilities assumed, in accordance with generally applied valuation rules in the sector.

The measurements of fair value attributed to the underlying acquired intangible assets were 17.4 million euros. The fair value of the underlying acquired intangible assets was computed as the sum of the probability weighted values of the fair values corresponding to nine possible product development routes. The fair value of each such route was in turn computed as the sum of the survival probability discounted present values of Coretherapix’s projected cash flows in each year of its key product’s development and commercialisation life.

The discount and probability of survival rates used were the same for the valuation of the underlying intangible assets and contingent deferred elements of the purchase price.

On December 14, 2017, TiGenix’s most advanced product, Cx601, received positive CHMP opinion in Europe. Upon Cx601 receiving a positive regulatory opinion in Europe, TiGenix reviewed its pipeline priorities beyond the continued commitment to the development of Cx601 for the US market and Cx611 for sepsis. The Company has decided to apply its resources to targeted trials in those areas. Given the focus on Cx601 and the allogeneic adipose-derived stem cell technology, TiGenix will not dedicate any additional investing efforts to R&D of its allogeneic cardiac stem cell technology. Due to this reason the Company has determined that the assets acquired from the business combination with Coretherapix should be fully impaired as of December 31, 2017. Putting on hold this project in such early stage situation, makes the value in use to be close to zero.

In addition, the contingent consideration associated with the acquisition should be derecognized as all future payment commitments included in this consideration were based on the probability of licensing the product or in its commercial marketing authorization. As of the financial statements date, the Company has concluded that none of these milestones are probable of being achieved.

No indemnities or liabilities resulted from this decision. The Company has not any payment obligation to the former Coretherapix’s shareholders (Genetrix). The acquisition agreement of Coretherapix states that in the case the Company decides to stop AlloCSCs programmes, Genetrix shall have the option to acquire the AlloCSCs programmes, at TiGenix discretion, by i) acquiring all of the shares that TiGenix holds in the Company for a total consideration of one euro or ii) acquiring the assets and liabilities of the Company relating to the AlloCSCs programmes from the Company for a total consideration of one euro.

As a result of the change in strategic focus, the Company considers that both fair value less cost to sell and value in use are close to zero and consequently has impaired the asset (18.1 million euros) and derecognsised the liability (8.4 million euros). These items and the fair value changes occurred during the year in the contingent consideration (0.5 million euros) negatively impacted the Company’s consolidated statement of income within research and development costs (in 10.2 million euros).

A deferred tax liability of 1.5 million euro was recorded as of December 31, 2015 on the fair value of the in-process research and development acquired. Coretherapix had sufficient unused tax losses carried forward to absorb the impact of this deferred tax liability. Due to the impairment on this asset, at December 31, 2017 amount of the the deferred tax liability related to it has been reversed. (See note 21)

As per December 31, 2015, the contribution of Coretherapix to the Company’s consolidated statement of income amounted to 1.4 million euros losses and 2 thousand euros of revenues. If Coretherapix would have consolidated from January 1, 2015, the consolidated statement of income would have included revenues of 0.7 million euros and losses of 2.5 million euros.